UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced in news releases issued on June 9, 2022 and June 14, 2022, Abercrombie & Fitch Co. (the “Company”) held an Investor Day on June 14, 2022 at Tribeca 360 in New York, NY, with senior management of the Company presenting on, among other things, the Company’s strategic initiatives. A webcast of the Investor Day presentation was broadcast live in the "Investors" section of the Company’s corporate website at corporate.abercrombie.com.

The slide presentation that was presented in connection with the Investor Day webcast is included as Exhibit 99.1 attached hereto. The Company also is furnishing the transcript of the Investor Day webcast as Exhibit 99.2 attached hereto, which transcript should read be in conjunction with a viewing of the video of the webcast. A replay of the webcast is available in the “Investors” section of the company’s website at corporate.abercrombie.com and will be available for a period of one year from June 14, 2022. The information in Exhibits 99.1 and 99.2 is presented as of the particular date or dates referenced therein, and except as may be required by applicable law, the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided therein.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Website addresses are included as inactive textual references only. The information contained on the websites referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Investor Day Presentation, dated June 14, 2022
99.2	Transcript of Company Investor Day Webcast, dated June 14, 2022
104	Cover Page Interactive Data File - the cover page Inline XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated:	June 22, 2022	By:	/s/ Scott Lipesky
Scott Lipesky
Executive Vice President and Chief Financial Officer